MARCH 1, 2022
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD HEALTHCARE HLS FUND SUMMARY PROSPECTUS
DATED APRIL 30, 2021, AS SUPPLEMENTED JULY 22, 2021
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 30, 2021, AS SUPPLEMENTED THROUGH JANUARY 12, 2022
This Supplement contains new and additional information regarding Hartford Healthcare HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, David M. Khtikian, CFA and Fayyaz Mujtaba will be added as portfolio managers to the Hartford Healthcare HLS Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Healthcare HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Ann C. Gallo	Senior Managing Director and Global Industry Analyst	2000
Robert L. Deresiewicz, MD*	Senior Managing Director and Global Industry Analyst	2000
Rebecca D. Sykes, CFA	Senior Managing Director and Global Industry Analyst	2007
Wen Shi, PhD, CFA	Managing Director and Global Industry Analyst	2015
David M. Khtikian, CFA	Managing Director and Global Industry Analyst	2013
Fayyaz Mujtaba	Managing Director and Global Industry Analyst	2013
*
Robert L. Deresiewicz announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2022, Robert L. Deresiewicz will no longer serve as a portfolio manager to the Fund. Robert L. Deresiewicz’s portfolio management responsibilities will transition to Wen Shi in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Healthcare HLS Fund” in the above referenced Statutory Prospectus, the following portfolio manager information is added:
David M. Khtikian, CFA, Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2022 and has been involved in securities analysis for the Fund since 2013. Mr. Khtikian joined Wellington Management as an investment professional in 2013.
Fayyaz Mujtaba, Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2022 and has been involved in securities analysis for the Fund since 2013. Mr. Mujtaba joined Wellington Management as an investment professional in 2011.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7596
March 2022